Effective August 11, 2015, the seventh and eighth paragraphs in the sub-section entitled "Principal Investment Strategies" under the main heading "Summary of Key Information" are restated in their entirety as follows:

MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on blending fundamental and quantitative research on approximately 3,000 global issuers. MFS uses fundamental analysis of individual issuers to create a fundamental rating for an issuer. MFS uses quantitative models to create a quantitative rating for an issuer. MFS eliminates approximately 30% or more of the most volatile equity securities based on historical volatility as potential investments for the fund.  MFS may continue to hold and to consider for further investment equity securities whose historical volatility increases above the 30% threshold after purchase.  From the remaining issuers in the fund's investment universe, MFS then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating as well as issuer, industry, and sector weightings, volatility, and other factors.

Effective August 11, 2015, the fourth paragraph in sub-section entitled "Principal Risks" under the main heading "Summary of Key Information" is restated in its entirety as follows:

Investment Strategy Risk:  The fund’s strategy to invest in equity securities with historically lower volatility may not produce the intended results if lower volatility equity securities do not outperform the MSCI All Country World Index, if the historical volatility of an equity security is not a good predictor of the future volatility of that equity security, and/or if equity securities held by the fund become more volatile than their historical volatility. In addition, the fund's strategy to blend fundamental and quantitative research may not produce the intended results, and MFS fundamental research is not available for all issuers.  It is expected that the fund will generally underperform the equity markets during periods of strong, rising equity markets.

Effective September 15, 2015, the sub-section entitled "Portfolio Manager(s)" under the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
James C. Fallon	2013	Investment Officer of MFS
Matthew W. Krummell	September 2015	Investment Officer of MFS
Jonathan W. Sage	2013	Investment Officer of MFS
John E. Stocks	September 2015	Investment Officer of MFS

Effective August 11, 2015, the seventh paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on blending fundamental and quantitative research on approximately 3,000 global issuers.  MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions to create a fundamental rating for an issuer. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position and management ability.  MFS uses quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors to create a quantitative rating for an issuer.  When MFS quantitative research is available but fundamental research is not available, MFS considers the issuer to have a neutral fundamental rating. MFS eliminates approximately 30% or more of the most volatile equity securities based on historical volatility as potential investments for the fund.  MFS may continue to hold and to consider for further investment equity securities whose historical volatility increases above the 30% threshold after purchase.  From the remaining issuers in the fund's investment universe, MFS then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating as well as issuer, industry, and sector weightings, volatility, and other factors.

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MFS Low Volatility Global Equity Fund

Effective August 11, 2015, the fifth paragraph in the sub-section entitled "Principal Risks" under the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

Investment Strategy Risk:  The fund’s strategy to invest in equity securities with historically lower volatility may not produce the intended results if lower volatility equity securities do not outperform the MSCI All Country World Index, if the historical volatility of an equity security is not a good predictor of the future volatility of that equity security, and/or if equity securities held by the fund become more volatile than their historical volatility. In addition, the fund's strategy to blend fundamental and quantitative research may not produce the intended results, and MFS fundamental research is not available for all issuers.  It is expected that the fund will generally underperform the equity markets during periods of strong, rising equity markets.

Effective September 15, 2015, the sub-section entitled "Portfolio Manager(s)" under the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
James C. Fallon	Lead Portfolio Manager	Employed in the investment area of MFS since 1999
Matthew W. Krummell	Portfolio Manager	Employed in the investment area of MFS since 2001
Jonathan W. Sage	Portfolio Manager	Employed in the investment area of MFS since 2000
John E. Stocks	Portfolio Manager	Employed in the investment area of MFS since 2001

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